EAI SELECT MANAGERS EQUITY FUND (THE "FUND")

                                   SUPPLEMENT
                            DATED AS OF MARCH 6, 2003
                                       TO
                             MAY 1, 2002 PROSPECTUS


CHANGE IN SUBADVISER. At a meeting of the Board of Trustees of the Fund, including the "non-interested" Trustees (as defined in the Investment Company Act of 1940, as amended) held on February 13, 2003, the Trustees agreed to terminate Cohen, Klingenstein & Marks Incorporated ("CKM") as one of the Fund's Subadvisers, effective as of the close of business on March 5, 2003 and to hire Chartwell Investment Partners ("Chartwell").

Evaluation Associates Capital Markets, Incorporated, the Fund's Manager, intends to reallocate that portion of the Fund's assets currently managed by CKM to Chartwell.

As a result of this change, the Prospectus is amended to delete references to Cohen, Klingenstein & Marks Incorporated and add Chartwell Investment Partners to the following sections:

"PRINCIPAL STRATEGIES - THE SUBADVISERS" Chartwell Investment Partners seeks capital appreciation by investing primarily in established large and mid-cap companies with consistent earnings growth that they believe are undervalued.

"MANAGEMENT OF THE FUND- THE SUBADVISERS" Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, formed in 1997, is 100% employee owned. As of December 31, 2002, assets under management totaled approximately $4.5 billion.

"SUBADVISER FEES PAID BY MANAGER FROM ITS MANAGEMENT FEES"

                                                    ANNUAL PERCENTAGE RATE
                                                    ----------------------
Chartwell Investment Partners                                .375%


VOLUNTARY FEE WAIVER AND EXPENSE LIMITATIONS. The Manager has agreed to extend its voluntary waiver of management fees for the period through and including December 31, 2003. Under this arrangement, overall Fund expenses will continue to be capped at 1.15% of the average daily net asset value of the Fund
(exclusive of brokerage commissions, interest, taxes and extraordinary expenses). The Manager may still terminate this fee waiver at any time in its sole discretion.

The Prospectus sections "FEES AND EXPENSES" AND "MANAGEMENT OF THE FUND - COMPENSATION AND OTHER EXPENSES" are amended accordingly.

                                * * * * * * * * *

 THE ABOVE CHANGES ARE ALSO INCORPORATED BY REFERENCE INTO THE FUND'S STATEMENT
                  OF ADDITIONAL INFORMATION DATED MAY 1, 2002.